                                                                   Exhibit 3-209
--------------------------------------------------------------------------------

                                                                    FILED
                                                                 DEC 27 1984
                                                                NEW HAMPSHIRE
                                                              SECRETARY OF STATE

                             STATE OF NEW HAMPSHIRE

Filing fee:                 $ 25.00                                  Form No. 11
+ License fee:              $ 60.00 (See Section 136 II)           RSA 293--A:54
                            -------
Total fees                  $ 85.00
                            -------
Use black print or type.
Leave 1" margins both sides.

                            ARTICLES OF INCORPORATION
                                       OF
                         McKerley Holding Company, Inc.

THE UNDERSIGNED, ACTING AS INCORPORATOR(S) OF A CORPORATION UNDER THE NEW HAMPSHIRE BUSINESS CORPORATION ACT, ADOPT(S) THE FOLLOWING ARTICLES OF INCORPORATION FOR SUCH CORPORATION:

   FIRST: The name of the corporation is McKerley Holding Company, Inc. (Note 1)

   SECOND: The period of its duration if such period is other than perpetual:
Perpetual

   THIRD: The corporation is empowered to transact any and all lawful business for which corporations may be incorporated under RSA 293-A and the principal purpose or purposes for which the corporation is organized are:

   To acquire, hold and sell company stock of subsidiaries for purposes of investment.


              [if more space is needed, attach additional sheet(s)]

ARTICLES OF INCORPORATION                                            Form No. 11
Of McKerley Holding Company, Inc.                                        (cont.)

   FOURTH: Approval, license or permit from another New Hampshire agency, board or commission required prior to receiving a Certificate of Incorporation from the Secretary of State, has been obtained from (Note 2) None Required

   FIFTH: The aggregate number of shares which the corporation shall have authority to issue is: (Note 3)

   15,000 Common        Par Value $ 1.00
   (Fifteen Thousand)

   SIXTH: Provisions, if any, for the limitation or denial of preemptive rights: (Note 4)

          There shall be no pre-emptive rights with respect to any shares of this corporation.

 SEVENTH: Provisions, for the regulation of the internal affairs of the corporation are: (Note 5)

          Provision for the regulation of the internal affairs of the corporation are located in the Articles of Incorporation and the by-laws. Also generally by NHRSA 151.

ARTICLES OF INCORPORATION                                            Form No. 11
Of McKerley Holding Company, Inc.                                        (cont.)

   EIGHTH: The address of the initial registered office of the corporation is 20 Maitland Street, Concord, N.H. 03301 and the name of its initial registered agent at such address is Joseph Stewart - 20 Maitland Street, Concord N.H. 03301.

   NINTH: The number of directors constituting the initial board of directors of the corporation is 3, and the names and addresses of the persons who are to serve as directors until the first annual meeting of shareholders or until their successors are elected and shall qualify are:

                 Name                                 Address
                 ----                                 -------
Forrest D. McKerley                      20 Maitland Street  Concord N H 03301
James P. McKerley                        4 Fisher Avenue Penacook N H 03303
Matthew McKerley                         Upper Queen St. Boscawen N H, 03303


   TENTH: The name and address of each incorporator is:

                Name                                  Address
                ----                                  -------
Forrest D. McKerley                      20 Maitland Street Concord N H 03301
James P. McKerley                        4 Fisher Avenue, Penacook, N.H. 03303
Matthew McKerley                         Upper Queen St. Boscawen N H 03303

Dated December 20, 1984

                                         /s/ F. D. McKerley
                                         -------------------------------
                                         F. D. McKerley

                                         /s/ James P. McKerley
                                         -------------------------------
                                         James P. McKerley

                                         /s/ Matthew Mckerley
                                         -------------------------------
                                         Matthew McKerley Incorporator(s)
                                                                 (Note 6)


Mail fee and DUPLICATE ORIGINALS (ORIGINAL SIGNATURES ON BOTH) to:
Secretary of State, Rm. 204, State House, Concord, NH 03301-4989

                           McKerley Health Facilities
                               20 Maitland Street
                               Concord, N.H, 03301


                                                               December 20, 1984

Secretary of State
Corporate Division
State House Annex-Room 204
Concord, N.H. 03301

To Whom it May Concern:

   I, the undersigned am the principal and officer in the various McKerley Health Care Centers in both the parent as well as the subsidiary companies.

   I represent that I am authorized to grant permission to the incorporators of McKerley Holding Company, Inc., to let them use, file and register the name with your office and to form a corporation using said name.


                                       Very truly yours,

                                       /s/ Forrest D. McKerley
                                       ---------------------------------
                                       Forrest D. McKerley
                                       Partner
                                       McKerley Health Facilities

fdm/mp

                                                                    FILED
                                                                 AUG 2 1985
                                                                NEW HAMPSHIRE
                                                              SECRETARY OF STATE

                             STATE OF NEW HAMPSHIRE

Filing Fee:     $ 25.00                                              Form No. 14
+ License Fee:  $ 0         (See Section 136 II, IV and Note 6)    RSA 293--A:61
                ------
Total Fees      $25.00
                ------
Use black print or type.
Leave 1" margins both sides.

                              ARTICLES OF AMENDMENT
                                     to the
                            ARTICLES OF INCORPORATION
                                       OF
                         MCKERLEY HOLDING COMPANY, INC.

PURSUANT TO THE PROVISIONS OF SECTION 61 OF THE NEW HAMPSHIRE BUSINESS CORPORATION ACT, THE UNDERSIGNED CORPORATION ADOPTS THE FOLLOWING ARTICLES OF AMENDMENT TO ITS ARTICLES OF INCORPORATION:

   FIRST: The name of the corporation is McKerley Holding Company, Inc.

   SECOND: The following amendments of the Articles of Incorporation were adopted by the shareholders (Note 1) of the corporation on July 29, 1985, in the manner prescribed by the New Hampshire Business Corporation Act: (Insert Amendments)

     The name of the corporation is changed to McKerley Health Care Centers, Inc., and the old name McKerley Holding Company, Inc. shall be abandoned.

ARTICLES OF AMENDMENT TO THE                                         Form No. 14
ARTICLES OF INCORPORATION                                                (Cont.)
OF MCKERLEY HOLDING COMPANY, INC.

   THIRD: The number of shares of the corporation outstanding at time of such adoption was 15,000; and the number of shares entitled to vote thereon was 300.

   FOURTH: The designation and number of outstanding shares of each class entitled to vote thereon as the class were as follows:

     CLASS                                     NUMBER OF SHARES
     -----                                     ----------------
    Common                                           300

   FIFTH: The number of shares voted for such amendment was 300; and the number of shares voted against such amendment was 0 (Note 2)

   SIXTH: The number of shares of each class entitled to vote thereon as a class voted for and against each amendment, respectively, was: (Note 2)

                                           Number of Shares voted
                                           ----------------------
     CLASS                                 For            Against
     -----                                 ---            -------
    Common                                 300               0

ARTICLES OF AMENDMENT TO THE                                         Form No. 14
ARTICLES OF INCORPORATION                                                (Cont.)
OF McKerley Holding Co. Inc.


Dated July 29, 1985.           McKerley Holding Company, Inc. (Note 4)
                               (McKerley Health Care Centers, Inc.)

                               By /s/ Forrest D. McKerley (Note 5)
                               -------------------------------------------------
                               Signature of its          President
                                               ---------

                               Forrest D. McKerley
                               -------------------------------------------------
                               Print or type name

                               and /s/ Joseph Stewart (Note 5)
                               -------------------------------------------------
                               Signature of its          Secretary
                                               ----------

                               /s/ Joseph Stewart
                               -------------------------------------------------
                               Print or type name

Notes:
      1. Change to "board of directors" if no shares have been issued.
      2. If inapplicable, omit.
      3. This article may be aomitted if the subject matter is set forth in the amendment or if it is inapplicable.
      4. Exact corporate name of corporation adopting the Articles of Amendment.
      5. Signatures and titles of officers signing for the corporation. Must be signed by the President or Vice President and Secretary or Assistant Secretary.
      6. If amendment increases the authorized stock, include fee according to schedule under RSA 293-A:136 II less amount previously paid in for original authorization and prior increases, provided however that the minimum fee shall be $30.00.

Mail fee and DUPLICATE ORIGINALS (ORIGINAL SIGNATURES ON BOTH) to:
Secretary of State, Rm. 204, State House, Concord, N.H. 03301-4989.

                           McKerley Health Facilities
                               20 Maitland Street
                               Concord, N.H. 03301


                                                                   July 30, 1985

Secretary of State
Corporate Division
State House Annex-Room 204
Concord, N.H. 03301

To Whom it May Concern:

   I, the undersigned am the principal and officer in the various McKerley Health Care Centers in both the parent as well as the subidiary companies.

   I represent that I am authorized to grant permission to the incorporators of McKerley Health Care Centers, Inc. to let them use, file and register the name with your office and to form a corporation using said name.

                                       Very truly yours,

                                       /s/ Forrest D. McKerley
                                       ---------------------------------
                                       Forrest D. McKerley
                                       Partner
                                       McKerley Health Facilities

fdm/mp

                                                                     FILED
                                                                  APR 9 1986
                                                                 NEW HAMPSHIRE
                                                              SECRETARY OF STATE

                             STATE OF NEW HAMPSHIRE

Filing Fee:         $ 25.00                                          Form No. 14
+ License Fee:      $ 40.00   (See Section 136 II, IV and Note 6)  RSA 293--A:61
                    -------
Total Fees:         $ 65.00
                    -------
Use black print or type.
Leave 1" margins both sides.

                              ARTICLES OF AMENDMENT
                                     to the
                            ARTICLES OF INCORPORATION
                                       OF
                       MCKERLEY HEALTH CARE CENTERS, INC.

PURSUANT TO THE PROVISIONS OF SECTION 61 OF THE NEW HAMPSHIRE BUSINESS CORPORATION ACT, THE UNDERSIGNED CORPORATION ADOPTS THE FOLLOWING ARTICLES OF AMENDMENT TO ITS ARTICLES OF INCORPORATION:

   FIRST: The name of the corporation is McKerley Health Care Centers, Inc.

   SECOND: The following amendments of the Articles of Incorporation were adopted by the shareholders (Note l) of the corporation on Feb.26, 1986, in the manner prescribed by the New Hampshire Business Corporation Act: (Insert Amendments)

   The agregate numbers of shares which the corporation shall have authority to issue is:

            15,000 (Fifteen Thousand) Common Par Value $10.00 (Ten Dollars)

ARTICLES OF AMENDMENT TO THE                                         Form No. 14
ARTICLES OF INCORPORATION                                                (Cont.)
OF MCKERLEY HEALTH CARE CENTERS, INC.

   THIRD: The number of shares of the corporation outstanding at time of such adoption was -0- ; and the number of shares entitled to vote thereon was -0-.

   FOURTH: The designation and number of outstanding shares of each class entitled to vote thereon as the class were as follows:

     CLASS                                   NUMBER OF SHARES
     -----                                   ----------------
      N/A                                          N/A

   FIFTH: The number of shares voted for such amendment was -0-; and the number of shares voted against such amendment was 0 (Note 2)

   SIXTH: The number of shares of each class entitled to vote thereon as a class voted for and against each amendment, respectively, was: (Note 2)

                                          Number of Shares voted
                                          ----------------------
     CLASS                                For            Against
     -----                                ---            -------
      N/A                                 N/A

   SEVENTH: The manner in which any exchange, reclassification, or cancellation of issued shares provided for in the amendment shall be effected is as follows: (Note 3)

   Pursuant to the By-laws and New Hampshire Law.

ARTICLES OF AMENDMENT TO THE                                         Form No. 14
ARTICLES OF INCORPORATION                                                (Cont.)
OF McKerley Health Care Centers, Inc.

   EIGHTH: The manner in which such amendment effects a change in the amount of stated capital, and the amount of stated capital, expressed in dollars, as changed by such amendment, are as follows: (Note 2)

          N/A


Dated Feb. 26, 1986             McKerley Health Care Centers, Inc. (Note 4)

                                By /s/ Forrest D. McKerley (Note 5)
                                ------------------------------------------------
                                Signature of its        President
                                                --------
                                Forrest D. McKerley
                                ------------------------------------------------
                                Print or type name

                                and /s/ Joseph Stewart (Note 5)
                                ------------------------------------------------
                                Signature of its        Secretary
                                                --------
                                Joseph Stewart
                                ------------------------------------------------
                                Print or type name

Notes:
      1. Change to "board of directors" if no shares have been issued.
      2. If inapplicable, omit.
      3. This article may be aomitted if the subject matter is set forth in the amendment or if it is inapplicable.
      4. Exact corporate name of corporation adopting the Articles of Amendment.
      5. Signatures and titles of officers signing for the corporation. Must be signed by the President or Vice President and Secretary or Assistant Secretary.
      6. If amendment increases the authorized stock, include fee according to schedule under RSA, 293-A:136 II less amount previously paid in for original authorization and prior increases, provided however that the minimum fee shall be $30.00.

Maile fee and DUPLICATE ORIGINALS (ORIGINAL SIGNATURES ON BOTH) to:
Secretary of State, Rm. 204, State House, Concord, N.H. 03301-4989.

                                                                    FILED
                                                                 DEC 31 1989
                                                                NEW HAMPSHIRE
                                                              SECRETARY OF STATE

                             STATE OF NEW HAMPSHIRE

Filing fee:                 $ 25.00                   Form No. 25
Use black print or type.                            RSA 293-A: 76
Leave 1" margins both sides.

                               ARTICLES OF MERGER
                       OF DOMESTIC SUBSIDIARY CORPORATION
                                      INTO
                           DOMESTIC PARENT CORPORATION

PURSUANT TO THE PROVISIONS OF SECTION 76 OF THE NEW HAMPSHIRE BUSINESS CORPORATION ACT, THE UNDERSIGNED CORPORATION ADOPTS THE FOLLOWING ARTICLES OF MERGER FOR THE PURPOSE OF MERGING A SUBSIDIARY CORPORATION INTO THE UNDERSIGNED AS THE SURVIVING CORPORATION:

   FIRST: The following Plan of Merger was approved by the Board of Directors of the undersigned, as the surviving corporation, in the manner prescribed by the New Hampshire Business Corporation Act:


                            (Insert Plan of Merger)
               (If more space needed, attach additional sheet(s))


See attached Exhibit #1. Merger Agreement & Plan

ARTICLES OF MERGER OF DOMESTIC SUBSIDIARY                            Form No. 25
CORPORATION INTO DOMESTIC PARENT CORPORATION                             (Cont.)

   SECOND: The number of outstanding shares of each class of the subsidiary corporation and the number of such shares of each class owned by the surviving corporation are as follows:

                                                          Number of                                     Number of Shares
                                                           Shares                Designation           Owned by Surviving
Name of Subsidiary                                       Outstanding               of Class               Corporation
------------------                                       -----------             -----------           ------------------
McKerley Management Services, Inc.                           100                    Common                     100
McKerley Nursing Home, Inc.                                 3000                    Common                    3000
McKerley Harris Hill Nursing Home, Inc.                      300                    Common                     300
McKerley Health Care Center-Laconia, Inc.                    100                    Common                     100
McKerley Health Care Center-Bedford, Inc.                    300                    Common                     300
McKerley Health Care Center-Keene, Inc.                      300                    Common                     300
McKerley Health Care Center-Rutland, Inc.                    300                    Common                     300
McKerley Homecare, Inc.                                      300                    Common                     300
McKerley Health Care Center-Lancaster, Inc.                  300                    Common                     300
McKerley Health Care Center-Franconia, Inc.                  300                    Common                     300
McKerley Health Care Center-Morrisville, Inc.                300                    Common                     300
McKerley Health Care Center-Lebanon, Inc.                    300                    Common                     300
McKerley Health Care Center-Milford, Inc.                    300                    Common                     300
McKerley Health Care Center-Newport Inc.                     300                    Common                     300
McKerley Health Care Center-Claremont, Inc.                  300                    Common                     300
McKerley Health Care Center-Derry, Inc.                      300                    Common                     300
McKerley Health Care Center-Manchester, Inc.                 300                    Common                     300


   THIRD: A copy of the Plan of Merger set forth in Article First was mailed on December 1, 1989 to each shareholder of the subsidiary corporation of record on December 1, 1989 (Note 1)

Dated: December 1, l989

                                (McKerley Health Care Centers, Inc. (Note 2)

                                 By /s/ Forrest D. McKerley (Note 3)
                                 -----------------------------------------------
                                 Signature of its President

                                 /s/ Forrest D. McKerley
                                 -----------------------------------------------
                                 Print or type name

                                 and /s/ Joseph Stewart (Note 3)
                                 -----------------------------------------------
                                 Signature of its Secretary

                                 Joseph Stewart
                                 -----------------------------------------------
                                 Print or type name

Mail fee and DUPLICATE ORIGINALS (ORIGINAL SIGNATURES ON BOTH) TO: Secretary of State, Rm. 204, State House, Concord, NH 03301-4989

(MERGER)

                            MERGER AGREEMENT AND PLAN


   Agreement and Plan made December 1, 1989, between McKerley Health Care Centers, Inc., a corporation organized and existing under the laws of the State of New Hampshire, having its principal office at One Fisher Ave., Penacook, County of Merimack, State of New Hampshire, and the below listed Non-surviving Corporations organized and existing under the laws of the State of New Hampshire, having their principal offices and places of business as follows:

     McKerley Management Services, Inc.
     One Fisher Ave., P.O. Box 9018
     Penacook, N.H. 03303

     McKerley Nursing Home, Inc.
     20 Maitland St.
     Concord, N.H. 03301

     McKerley Harris Hill Nursing Home, Inc.
     30 Tremont St.
     Penacook, N.H. 03303

     McKerley Health Care Center-Laconia, Inc.
     175 Blueberry Lane
     Laconia, N.H. 03246

     McKerley Health Care Center-Bedford, Inc.
     Ridgewood Rd.
     Bedford, N.H. 03102

     McKerley Health Care Center-Keene, Inc.
     677 Court St.
     Keene, N.H. 03431

     McKerley Health Care Center-Rutland, Inc.
     P.O. Box 6623
     Rutland, VT 05702

     McKerley Homecare, Inc.
     175 Blueberry Lane
     Laconia, N.H. 03246

     McKerley Health Care Center-Lancaster, Inc.
     d/b/a Country Village Health~Care Center
     24 North Main St.
     Lancaster, N.H. 03584

     McKerley Health Care Center-Franconia, Inc.
     148 Main Street
     Franconia, N.H. 03580

     McKerley Health Care Center-Morrisville, Inc.
     P.O. Box 960
     Harrel Street
     Morrisville, VT 05661

     McKerley Health Care Center-Lebanon, Inc.
     Old Etna Road, RR#l, Box 131K
     Lebanon, N.H. 03766

     McKerley Health Care Center-Milford, Inc.
     One Fisher Ave.
     Penacook, N.H. 03303

     McKerley Health Care Center-Newport, Inc.
     One Fisher Ave.
     Penacook, N.H. 03303

     McKerley Health Care Center-Claremont, Inc.
     One Fisher Ave.
     Penacook, N.H. 03303

     McKerley Health Care Center-Derry, Inc.
     One Fisher Ave.
     Penacook, N.H. 03303

     McKerley Health Care Center-Manchester, Inc.
     One Fisher Ave.
     Penacook, N.H. 03303


                                    RECITALS


   1. The total number of shares of stock which McKerley Health Care Centers, Inc. (Surviving Corporation) is authorized to issue 15,000 shares, divided into classes and assigned par value as follows: All stock is common and 5,000 of which have been issued to the following stockholders:

   Mary D. McKer1ey                                    625
   Forrest D. McKerley                                1375
   James P. McKerley                                  1375
   Matthew McKerley                                    800

   2. The total number of shares of stock which the Nonsurviving Corporations are authorized tc issue:

   McKerley Management Services, Inc.                 100
   McKerley Nursing Home, Inc..                      3000
   McKerley Harris Hill Nursing Home, Inc.            300
   McKerley Health Care Center-Laconia, Inc.          100
   McKerley Health Care Center-Bedford, Inc.        15000
   McKerley Health Care Center-Keene, Inc.          15000
   McKerley Health Care Center-Rutland, Inc.        15000
   McKerley Homecare. Inc.                          15000

   McKerley Health Care Center-Lancaster, Inc.      15000
   McKerley Health Care Center-Franconia, Inc.      15000
   Mcker1ey Health Care Center-Morrisville, Inc.    15000
   McKeriey Health Care Center-Lebanon, Inc.        15000
   McKerley Health Care Center-Milford, Inc           300
   McKerley Health Care Center-Newport, Inc.          300
   McKerley Health Care Center-Claremont, Inc.        300
   McKerley Health Care Center-Derry, Inc.          15000
   McKerley Health Care Center-Manchester, Inc.       300

   3. The board of directors of the respective corporations deem it desirable and in the best interest of the corporations and their shareholders that the Nonsurviving Corporations be merged into McKerley Health Care Centers, Inc. (Surviving Corporation).

   For the reasons set forth above, and in consideration of the mutual covenants and promises of the parties hereto, agree, pursuant to NHRSA 293-A, that the Nonsurviving Corporations shall be merged into McKerley Health Care Centers, Inc. (Surviving Corporation) as a single corporation; and the parties agree to and prescribe the terms and conditions of such merger, the method or carrying it into effect: The merger is intended to qualify as a tax free reorganization under IRC Sec. 368(a)(1)(A) and the subsidiary corporations will be deemed to be liquidated and the provisions of IRC Sec. 332 and 337.


                                   SECTION ONE

         MCKERLEY HEALTH CARE CENTERS, INC. TO BE SURVIVING CORPORATION

   The Nonsurviving Corporations shall be merged into McKerley Health Care Centers, Inc., effective December 31, 1989, (Surviving Corporation) and the corporate existence of the Nonsurviving Corporations shall cease and the corporate existence of McKerley Health Care Centers, Inc. shall continue under the name McKerley Health Care Centers, Inc. and the Surviving Corporation shall become the owner, without other transfer, of all the rights and property of the Nonsurviving Corporations, including but not limited to the rights, title and goodwill in the Nonsurviving Corporations corporate name in business name or service mark and McKerley Health Care Centers, Inc. (Surviving Corporation) shall become subject to all the debts and liabilities of the Nonsurviving Corporations in the same manner as if McKerley Health Care Centers, Inc. had itself incurred them.

                                   SECTION TWO

                                PRINCIPAL OFFICE

The principal office of McKerley Health Care Centers, Inc. shall remain the principal office of the corporation following this merger.


                                  SECTION THREE

                              OBJECTS AND PURPOSES

   The nature of the business and the objects and purposes proposed to be transacted, promoted, and carried on by the corporation following the merger, are as follows:

   The corporation is empowered to transact any and all lawful business for which corporations may be incorporated under RSA 293-A and the principal purpose or purposes for which the corporation is organized are:

   The principal purposes of the corporation are to acquire, construct, and operation nursing homes, medical care centers and other health care facilities and any and all lawful business for which corporations may be incorporated under RSA 293-A and N.H. RSA 151.


                                  SECTION FOUR

                            ARTICLES OF INCORPORATION

   The articles of incorporation of McKerley Health Care Centers, Inc. as amended, shall on the effective date of the merger be amended to read as follows:


                            ARTICLES OF INCORPORATION
                                       OF
                       MCKERLEY HEALTH CARE CENTERS, INC.


   THE UNDERSIGNED, ACTING AS INCORPORATOR(S) OF A CORPORATION UNDER THE NEW HAMPSHIRE BUSINESS CORPORATION ACT, ADOPT(S) THE FOLLOWING ARTICLES OF INCORPORATION FOR SUCH CORPORATION:

   FIRST: The name of the corporation is McKerley Health Care Centers, Inc.

   SECOND: The period of its duration if such period is other than perpetual:
Perpetual

   THIRD: The corporation is empowered to transact any and all lawful business for which corporations may be incorporated under RSA 293-A and the principal purpose or purposes for which the corporation is organized are:

   To acquire, construct, maintain and operate nursing homes, medical centers, sheltered care homes, retirement home, home health services and health care facilities in general and all lawful business from which corporations may be incorporated under NH RSA 293-A & NH RSA 151.

   FOURTH: The aggregate number of shares which the corporation shall have authority to issue is:

   15,000                  PAR VALUE                  $10.00

   FIFTH: The capital stock will be sold or offered for sale within the meaning of RSA 421-B. (New Hampshire Securities Act)

   SIXTH: Provisions, if any, for the limitation or denial of preemptive rights:
NONE

   SEVENTH: Provisions for the regulation of the internal affairs of the corporation are:

   Provision for regulation of the internal affairs are located in the Articles of Incorporation and the Bylaws. Also generally by RSA 151.

   EIGHTH: The address of the initial registered office of the corporation is P.O. Box 9018, One Fisher Avenue, Penacook, N.H. 03303 and the name of its initial registered agent at such address is Joseph Stewart, P.O. Box 9018, One Fisher Ave., Penacook, N.H. 03303.

   NINTH: The number of directors constituting the initial board of directors of the corporation is 3, and the names and addresses of the persons who are to serve as directors until the first annual meeting of shareholders or until their successors are elected and shall qualify are:

       Name                                      Address
       ----                                      -------
Forrest D. McKerley            PO Box 9018, One Fisher Ave., Penacook. NH
James P. McKerley              PO Box 9018, One Fisher Ave., Penacook,NH
Matthew L. McKerley            PO Box 9018; One Fisher Ave., Penacook,NH

  TENTH: The name and address of each incorporator is:

       Name                                      Address
       ----                                      -------
Forrest D. McKerley            PO Box 9018, One Fisher Ave., Penacook, NH
James P. McKerley              PO Box 9018, One Fisher Ave., Penacook, NH
Matthew L. McKerley            PO Box 9018, One Fisher Ave., Penacook, NH


Dated: December 26, 1989

                                       /s/ Forrest D. McKerley
                                       -----------------------------------------
                                       Forrest D. McKerley

                                       /s/ Douglas E. Sampson
                                       -----------------------------------------
                                       Douglas E. Sampson

                                       /s/ Matthew McKerley
                                       -----------------------------------------
                                       Matthew McKerley


                                  SECTION FIVE

                                     BYLAWS

   The present bylaws of McKerley Health Care Centers, Inc., insofar as not inconsistent with this agreement of merger, shall be the bylaws of the corporation following the merger until altered, amended, or repealed as therein provided.

                                   SECTION SIX

                        NAMES AND ADDRESSES OF DIRECTORS

   The names and addresses of the persons who shall constitute the board of directors of MeKerley Health Care Centers, Inc., following merger, and who shall hold office until the first annual meeting of the shareholders of McKerley Health Care Centers, Inc. following merger, are as follows:

       Directors                                    Addresses
       ---------                                    ---------
Forrest D. McKerley                    One Fisher Ave., Penacook, NH 03303
James P. McKerley                      One Fisher Ave., Penacook, NH 03303
Matthew McKerley                       One Fisher Ave., Penacook, NH 03303

       Officers                                                                           Addresses
       --------                                                                           ---------
Forrest D. McKerley, Chairman of the Board                                  One Fisher Ave., Penacook, NH 03303
Forrest D. McKerley, President & Treasurer                                  One Fisher Ave., Penacook, NH 03303
James P. McKerley, Vice President                                           One Fisher Ave., Penacook, NH 03303
Douglas E. Sampson, Assistant Treasurer & Asst. Secretary, Controller       One Fisher Ave., Penacook, NH 03303

Matthew McKerley, Vice President                                           One Fisher Ave., Penacook, NH 03303
Bernadette Nay, Vice President-Operations                                  One Fisher Ave., Penacook, NH 03303
Joseph Stewart, Secretary & Vice President-Legal Div.                      One Fisher Ave., Penacook, NH 03303

                                  SECTION SEVEN

                           METHOD OF CONVERTING SHARES

   Immediately upon this agreement of merger becoming effective, the shares of the Nonsurviving Corporations shall, without any other action on the part of the respective holders thereof, be retired by the Surviving Corporation.


                                  SECTION EIGHT

                           EXTRAORDINARY TRANSACTIONS

   None of the corporations shall, prior to the effective date of the merger, engage in any activity or transaction other than in the ordinary course of business, except as contemplated by this agreement and plan.


                                  SECTION NINE

                   SUBMISSION TO STOCKHOLDERS; EFFECTIVE DATE

   This agreement shall be submitted to the stockholders of the constituent corporations in the manner provided by NH RSA 293-A, and if the votes of stockholders of each such corporations representing one hundred per cent (100%) of the total number of shares of its capital stock shall be in favor of the adoption of this agreement, it shall, subject to the provisions of Section Ten of this agreement, take effect as-the-agreement and plan of merger of the corporations on the date on which it is filed in the office of the New Hampshire Secretary of State of the State of New Hampshire together with evidence of its adoption as required by law.

                                   SECTION TEN

                              ABANDONMENT OF MERGER

   Anything to the contrary herein notwithstanding, if the board of directors of McKerley Health Care Centers, Inc., or the board of directors of the Nonsurviving Corporations, should determine, either before or after the meeting of the stockholders of the respective corporations called to vote on the adoption or rejection of this agreement of merger, that for any legal, financial, economic, or business reason deemed sufficient by such board it is not in the interest of the corporation it represents, or the stockholders of such corporation, or is otherwise inadvisable or impracticable to consummate the merger, such board of directors may abandon the merger by directing the officers of the corporations to refrain from executing or filing this agreement of merger, and thereupon this agreement shall be void and of no effect.

   In witness whereof, the PRESIDENT, VICE PRESIDENT, and SECRETARY of McKerley Health Care Centers, Inc. (surviving corporation), and the PRESIDENT, VICE PRESIDENT, and SECRETARY of the nonsurviving corporations, have executed this agreement under their respective corporate seals on the day and year first above written.

Corporate Seals                    MCKERLEY HEALTH CARE CENTERS, INC.

                                   /s/ Forrest D. McKerley
                                   ---------------------------------------------
                                   Forrest D. McKerley, President

                                   MCKERLEY MANAGEMENT SERVICES, INC.

                                   /s/ Forrest D. McKerley
                                   ---------------------------------------------
                                   Forrest D. McKerley, President

                                   MCKERLEY NURSING HOME, INC.

                                   /s/ Forrest D. McKerley
                                   ---------------------------------------------
                                   Forrest D. McKerley, Vice President

                                   MCKERLEY HARRIS HILL NURSING HOME, INC.

                                   /s/ Forrest D. McKerley
                                   ---------------------------------------------
                                   Forrest D. McKerley, President

                                   MCKERLEY HEALTH CARE CENTER-LACONIA, INC.


                                   ---------------------------------------------
                                   Forrest D. McKerley, President

Corporate Seals                   MCKERLEY HEALTH CARE CENTERS-BEDFORD, INC.

                                  /s/ Forrest D. McKerley
                                  ---------------------------------------------
                                  Forrest D. McKerley, President

                                  MCKERLEY HEALTH CARE CENTERS-KEENE, INC.

                                  /s/ Forrest D. McKerley
                                  ---------------------------------------------
                                  Forrest D. McKerley, President

                                  MCKERLEY HEALTH CARE CENTER-RUTLAND, INC.

                                  /s/ Forrest D. McKerley
                                  ---------------------------------------------
                                  Forrest D. McKerley, President

                                  MCKERLEY HOMECARE, INC.

                                  /s/ Forrest D. McKerley
                                  ---------------------------------------------
                                  Forrest D. McKerley, President

                                  MCKERLEY HEALTH CARE CENTER-LANCASTER, INC.
                                  d/b/a Country Village Health Care Center

                                  /s/ Forrest D. McKerley
                                  ---------------------------------------------
                                  Forrest D. McKerley, President

                                  MCKERLEY HEALTH CARE CENTER-FRANCONIA, INC.

                                  /s/ Forrest D. McKerley
                                  ---------------------------------------------
                                  Forrest D. McKerley, President

                                  MCKERLEY HEALTH CARE CENTER-MORRISVILLE, INC.

                                  /s/ Forrest D. McKerley
                                  ----------------------------------------------
                                  Forrest D. McKerley, President

                                  MCKERLEY HEALTH CARE CENTER-LEBANON, INC.

                                  /s/ Forrest D. McKerley
                                  ----------------------------------------------
                                  Forrest D. McKerley, President

                                  MCKERLEY HEALTH CARE CENTER-MILFORD, INC.

                                  /s/ Forrest D. McKerley
                                  ----------------------------------------------
                                  Forrest D. McKerley, President

                                  MCKERLEY HEALTH CARE CENTER-NEWPORT, INC.

                                  /s/ Forrest D. McKerley
                                  --------------------------------------------------
                                  Forrest D. McKerley, President

                                  MCKERLEY HEALTH CARE CENTER-CLAREMONT, INC.

                                  /s/ Forrest D. McKerley
                                  --------------------------------------------------
                                  Forrest D. McKerley, President

                                  MCKERLEY HEALTH CARE CENTER-DERRY, INC.

                                  /s/ Forrest D. McKerley
                                  --------------------------------------------------
                                  Forrest D. McKerley, President

                                  MCKERLEY HEALTH CARE CENTER-MANCHESTER, INC.

                                  /s/ Forrest D. McKerley
                                  --------------------------------------------------
                                  Forrest D. McKerley, President

                              STATE OF NEW HAMPSHRE

Filing fee:           $35.00                                                          Form No. 21
+ License fee:        $0                  (See Section 136 II, IV, and Note 1)        SA 293-A:75
                      -------------
Total fees            $35.00
                      -------------
Use black print or type.
Leave 1" margins both sides.

                                                                    FILED
                                                                  JAN 1 1992
                                                                NEW HAMPSHIRE
                                                              SECRETARY OF STATE


                               ARTICLES OF MERGER
                            OF DOMESTIC CORPORATIONS
                                      INTO

                       McKerley Health Care Centers, Inc.

PURSUANT TO THE PROVISIONS OF SECTION 75 OF THE NEW HAMPSHIRE BUSINESS CORPORATION ACT, THE UNDERSIGNED CORPORATIONS ADOPT THE FOLLOWING ARTICLES OF MERGER FOR THE PURPOSE OF MERGING THEM INTO ONE OF SUCH CORPORATIONS:

   FIRST: The following Plan of Merger, was approved by the shareholders of each of the undersigned corporations in the manner prescribed by the New Hampshire Business Corporation Act:

                             (Insert Plan of Merger)
               [If more space is needed, attach additional sheet(s)]

   Merger Agreement and Plan as of January 1, 1992 is attached.

ARTICLES OF MERGER OF DOMESTIC CORPORATIONS                           Form No.21
INTO McKerley Health Care Centers, Inc.                                  (Cont.)

    SECOND: As to each of the undersigned corporations, the number of shares outstanding, and the designation and number of outstanding shares of each class entitled to vote as a class on such Plan, are as follows:

                                      Number of                       Entitled to Vote as a Class
                                        Shares                 -----------------------------------------
Name of Corporation                  Outstanding               Designation of Class     Number of Shares
-------------------                  -----------               --------------------     ----------------
McKerley Health Care Centers, Inc.      3,727                        Common                   3,727


   THIRD: As to each of the undersigned corporations, the total number of shares voted for and against such Plan, respectively, and, as to each class entitled to vote thereon as a class, the number of shares of such class voted for and against such Plan, respectively, are as follows:

                                                                 Number of Shares
                              -------------------------------------------------------------------------------
                                                                          Entitled to Vote as a Class
                            Total            Total              ---------------------------------------------
                            Voted            Voted                                 Voted              Voted
Name of Corporation          For            Against              Class              For              Against
-------------------         -----           -------             -------           -------            --------
Mountain Crest, Inc.         200               0                Common              200                  0

ARTICLES OF MERGER OF DOMESTIC CORPORATIONS                           Form No.21
INTO McKerley Health Care Centers, Inc.                                  (Cont.)

   FOURTH: The aggregate number of shares, which the surviving corporation has authority to issue as a result of the merger, itemized by classes, par value of shares, shares without par value, and series, if any, within a class, is:

                                                                  Par Value per Share or
                                                                 Statement that Shares are
Number of Shares             Class              Series              without Par Value
----------------            -------            --------          -------------------------
    15,000                  Common               N/A                       $10.00

ARTICLES OF MERGER OF DOMESTIC CORPORATIONS                           Form No.21
INTO McKerley Health Care Centers, Inc.                                  (Cont.)


        Dated January 1, 1991

                      McKerley Health Care Centers, Inc. (Note 2)

                      By /s/ Forrest D. McKerley (Note 3)
                      --------------------------------------------------
                      Signature of its          President
                                      ----------

                      Forrest D. McKerley
                      --------------------------------------------------
                      Print or type name

                      and /s/ Joseph Stewart (Note 3)
                      --------------------------------------------------
                      Signature of its           Secretary
                                      -----------

                      Joseph Stewart
                      --------------------------------------------------
                      Print or type name


                     ****************************************


                      Mountain Crest, Inc. (Note 2)

                      By /s/ Forrest D. McKerley (Note 3)
                      --------------------------------------------------
                      Signature of its            President
                                      ------------

                      Forrest D. McKerley
                      --------------------------------------------------
                      Print or type name

                      and /s/ Joseph Stewart (Note 3)
                      --------------------------------------------------
                      Signature of its             Secretary
                                      -------------

                      Joseph Stewart
                      --------------------------------------------------
                      Print or type name


Notes: 1. If merger increases the authorized stock of surviving corporation, include fee according to schedule under RSA 293-A:136 II less amounts previously paid in by each corporation involved in the merger for original authorization and any prior increases. However, the minimum fee for increase shall be $30.00.

       2. Exact corporate names of respective corporations executing the Articles.

       3. Signatures and titles of officers signing for the respective corporations. Must be signed by President or Vice-President and Secretary or Assistant Secretary.

       Mail fee and DUPLICATE ORIGINALS (ORIGINAL SIGNATURES ON BOTH) TO:
          Secretary of State, Rm. 204, State House, Concord, NH 03301-4989

                            MERGER AGREEMENT AND PLAN


   Merger Agreement and Plan made as of January 1, 1992 between McKerley Health Care Centers, Inc., a: corporation organized and existing under the laws of the State of New Hampshire, having its principal office at One Fisher Avenue, Penacook, County of Merrimack, State of New Hampshire, and Mountain Crest, Inc., having its principal office at 5 Baldwin Street, Franklin, County of Merrimack State of New Hampshire, organized and existing under the laws of the State of New Hampshire.


                                    RECITALS

   1. The total number of shares of stock which McKerley Health Care Centers, Inc. (Surviving Corporation) is authorized to issue is 15,000 shares, common class and assigned par value of $10.00 (ten dollars) per share; 3,727 of which have been issued to the following stockholders:

                     Forrest D. McKerley          1,434
                     James P. McKerley            1,434
                     Matthew McKerley               859

   2. The total number of shares of stock which the Nonsurviving Corporation is authorized to issue:

                     Mountain Crest, Inc.           300

   3. The Boards of Directors and Stockholders of the respective corporations deem it desirable and in the best interest of the Corporations and their Shareholders that the Nonsurviving Corporation be merged into McKerley Health Care Centers, Inc. (Surviving Corporation).

    For the reasons set forth above, and in consideration of the mutual covenants and promises of the parties, agree, pursuant to NHRSA 293-A, that the Nonsurviving Corporation shall be merged into McKerley Health Care Centers, Inc. (Surviving Corporation) as a single corporation; and the parties agree to and prescribe the terms and conditions of such merger, the method of carrying it into effect. The merger is intended to qualify as a tax free reorganization under IRC Sec. 368(a)(l)(A).

                                   SECTION ONE

         MCKERLEY HEALTH CARE CENTERS, INC. TO BE SURVIVING CORPORATION

   The Nonsurviving Corporation shall be merged into McKerley Health Care Centers, Inc., effective January 1, 1992 (Surviving Corporation) and the corporate existence of the Nonsurviving Corporations shall cease and the corporate existence of McKerley Health Care Centers, Inc shall continue under the name McKerley Health Care Centers, Inc. and the Surviving Corporation shall become the owner, without other transfer, of all the rights and property of the Nonsurviving Corporation, including but not limited to the rights, title and goodwill in the Nonsurviving Corporation corporate name in business name or service mark and McKerley Health Care Centers, Inc. (Surviving Corporation) shall become subject to all the debts and liabilities of the Nonsurviving Corporation in the same manner as if McKerley Health Care Centers, Inc. had itself incurred them.


                                  SECTION TWO

                               PRINCIPAL OFFICE

The principal office of McKerley Health Care Centers, Inc. shall remain the principal office of the corporation following this merger.


                                  SECTION THREE

                              OBJECTS AND PURPOSES

   The nature of the business and the objects and purposes proposed to be transacted, promoted, and carried on by the corporation following the merger, are as follows:

   The Corporation is empowered to transact any and all lawful business for which corporations may he incorporated under RSA 293-A and the principal purpose or purposes for which the corporation is organized are:

   To acquire, construct, and operate nursing homes, medical care centers and other health care facilities and any and all lawful business for which corporations may be incorporated under RSA 293-A and N.H. RSA 151.

                                  SECTION FOUR

                            ARTICLES OF INCORPORATION

   The Articles of Incorporation of McKerley Health Care Centers, Inc. as amended, shall on the effective date of the merger be amended to read as follows:


                            ARTICLES OF INCORPORATION
                                       OF
                       MCKERLEY HEALTH CARE CENTERS, INC.


THE UNDERSIGNED, ACTING AS INCORPORATOR(S) OF A CORPORATION UNDER THE NEW HAMPSHIRE BUSINESS CORPORATION ACT, ADOPT(S) THE FOLLOWING ARTICLES OF INCORPORATION FOR SUCH CORPORATION:

   FIRST: The name of the corporation is McKerley Health Care Centers, Inc.

   SECOND: The period of its duration if such period is other than perpetual:
Perpetual

   THIRD: The Corporation is empowered to transact any and all lawful business for which corporations may be incorporated under RSA 293-A and the principal purpose or purposes for which the corporation is organized are:

   To acquire, construct, maintain and operate nursing homes, medical centers, sheltered care homes, retirement home, home health services and health care facilities in general and all lawful business from which corporations may be incorporated under NH RSA 293-A & NH RSA 151.

   FOURTH: The aggregate number of shares which the Corporation shall have authority to issue is:

   15,000 - common         Par Value - $10.00

   FIFTH: The capital stock will be sold or offered for sale within the meaning of RSA 421-B. (New Hampshire Securities Act)

   SIXTH: Provisions, if any, for the limitation or denial of preemptive rights: NONE

   SEVENTH: Provisions for the regulation of the internal affairs of the corporation are:

   Located in the Articles of Incorporation and the Bylaws. Also generally by RSA 151.

   EIGHTH: The address of the initial registered office of the Corporation is P.O. Box 9018, One Fisher Avenue, Penacook, N.H. 03303 and the name of its initial Registered Agent at such address is Joseph Stewart, P.O. Box 9018, One Fisher Ave., Penacook, N.H. 03303.

   NINTH: The number of Directors constituting the initial Board of Directors of the Corporation is 3 (three), and the names and addresses of the persons who are to serve as Directors until the first annual meeting of Shareholders or until their successors are elected and shall qualify are:

       Name                               Address
      ------                             ---------
Forrest D. McKerley,      PO Box 9018, One Fisher Ave., Penacook, NH
James P. McKerley,        PO Box 9018, One Fisher Ave., Penacook, NH
Matthew L. McKerley,      PO Box 9018, One Fisher Ave., Penacook, NH


   TENTH: The name and address of each Incorporator is:

       Name                               Address
      ------                             ---------
Forrest D. McKerley       PO Box 9018, One Fisher Ave., Penacook, NH
James P. McKerley         PO Box 9018, One Fisher Ave., Penacook, NH
Matthew L. McKerley       PO Box 9018, One Fisher Ave., Penacook, NH

Dated: January 1, 1992

/s/ Forrest D. McKerley
------------------------------
Forrest D. McKerley

/s/ James P. McKerley
------------------------------
James P. McKerley

/s/ Matthew McKerley
------------------------------
Matthew McKerley

                                  SECTION FIVE

                                     BYLAWS

   The present bylaws of McKerley Health Care Centers. Inc., insofar as not inconsistent with this Merger Agreement And Plan, shall be the bylaws of the Corporation following the merger until altered, amended, or repealed as therein provided.


                                   SECTION SIX

                        NAMES AND ADDRESSES OF DIRECTORS

   The names and addresses of the persons who shall constitute the Board of Directors of McKerley Health Care Centers, Inc., following merger, and who shall hold office until the first annual meeting of the Shareholders of McKerley Health Care Centers, Inc. following merger, are as follows:

Directors Addresses:
--------------------
Forrest D. McKerley                    One Fisher Ave., Penacook, NH 03303
James P. McKerley                      One Fisher Ave., Penacook, NH 03303
Matthew L. McKerley                    One Fisher Ave., Penacook, NH 03303


Officers Addresses:
-------------------
Forrest D. McKerley, Chairman of the Board                  One Fisher Ave., Penacook, NH 03303
Forrest D. McKerley, President & Treasurer                  One Fisher Ave., Penacook, NH 03303
James P. McKerley, Vice President                           One Fisher Ave., Penacook, NH 03303
Douglas E. Sampson, Assistant Treasurer & Asst. Secretary,
Vice President of Finance,                                  One Fisher Ave., Penacook, NH 03303
Matthew McKerley, Vice President                            One Fisher Ave., Penacook, NH 03303
Mark McKerley, Vice President-Operations                    One Fisher Ave., Penacook, NH 03303
Joseph Stewart, Secretary & Vice President-Legal Div.       One Fisher Ave., Penacook, NH 03303

                                  SECTION SEVEN

                           METHOD OF CONVERTING SHARES

   Immediately upon this Merger Agreement And Plan becoming effective, the shares of the Nonsurviving Corporations shall, without any other action on the part of the respective holders be retired by the Surviving Corporation.

   Mountain Crest Stockholders agree to exchange their shares of Mountain Crest stock for equivalent shares (in value) of McKerley Health Care Centers, Inc. stock in the same proportion as their current ownership of McKerley Health Care Centers, Inc.


                                  SECTION EIGHT

                           EXTRAORDINARY TRANSACTIONS

   Neither corporation shall, prior to the effective date of the merger, engage in any activity or transaction other than in the ordinary course of business, except as contemplated by this Merger Agreement and Plan.


                                  SECTION NINE

                    SUBMISSION TO STOCKHOLDERS; EFFECTIVE DATE

   This Merger Agreement and Plan shall be submitted to the Stockholders of the constituent Corporations in the manner provided by NH RSA 293-A, and if the votes of Stockholders of each such corporations representing one hundred percent (100%) of the total number of shares of its capital stock shall be in favor of the adoption of this Merger Agreement and Plan, it shall, subject to the provisions of Section Ten of this Merger Agreement and Plan, take effect as the Merger Agreement and Plan of the Corporations as of January 1, 1992 and after it is filed in the office of the New Hampshire Secretary of State of the State of New Hampshire together with evidence of its adoption as required by law.


                                   SECTION TEN

                             ABANDONMENT OF MERGER

   Anything to the contrary herein notwithstanding, if the Board of Directors of McKerley Health Care Centers, Inc., or the Board of Directors of the Nonsurviving Corporation, should determine, either before or after the meeting of the Stockholders of the respective Corporations called to vote on the adoption or rejection of this Merger Agreement and Plan, that for any legal, financial, economic, or business reason deemed sufficient by such Boards it is not in the interest of the Corporations it represents, or the Stockholders of such Corporations, or is otherwise inadvisable or impracticable to consummate the merger, such Board of Directors may abandon the merger by directing the Officers of the Corporations to refrain from executing or filing this Merger Agreement and Plan, and then this Merger Agreement and Plan shall be void and of no effect.

   In witness whereof, the Directors and Stockholders, or a majority thereof, of McKerley Health Care Centers, Inc. (Surviving Corporation), and the Directors and Stockholders, or a majority thereof of the Nonsurviving Corporation, have executed this Merger Agreement and Plan under their respective Corporate seals on the day and year first above written.

Corporate Seal                      MCKERLEY HEALTH CARE CENTERS, INC.

                                    /s/ Forrest D. McKerley
                                    --------------------------------------------
                                    Forrest D. McKerley, President

                                    /s/ Forrest D. McKerley
                                    --------------------------------------------
                                    Forrest D. McKerley, Director/Stockholder

                                    /s/ James P. McKerley
                                    --------------------------------------------
                                    James P. McKerley, Director/Stockholder

                                    /s/ Matthew McKerley
                                    --------------------------------------------
                                    Matthew McKerley, Director/Stockholder


Corporate Seal                      MOUNTAIN CREST, INC.

                                    /s/ Forrest D. McKerley
                                    --------------------------------------------
                                    Forrest D. McKerley, President

                                    /s/ Forrest D. McKerley
                                    --------------------------------------------
                                    Forrest D. McKerley, Director/Stockholder

                                    /s/ James P. McKerley
                                    --------------------------------------------
                                    James P. McKerley, Director/Stockholder

                                    /s/ Matthew Mckerley
                                    --------------------------------------------
                                    Matthew Mckerley, Director/Stockholder

ACTION BY UNANIMOUS CONSENT OF ALL DIRECTORS AND STOCKHOLDERS OF MCKERLEY HEALTH CARE CENTERS, INC. AND ALL DIRECTORS AND STOCKHOLDERS OF MOUNTAIN CREST, INC.

The undersigned, being all of the Stockholders and Directors of McKerley Health Care Centers, Inc., a New Hampshire Corporation, and all of the Stockholders and Directors of Mountain Crest, Inc. a New Hampshire Corporation do hereby unanimously consent to adoption of the following resolution without meeting of the Board of Directors or Stockholders of the Corporations, such consent to he treated for all purposes as resolutions adopted at a duly held meeting of the Board of Directors and Stockholders of the Corporations.

RESOLVED: That the Agreement of Merger and Plan dated as of January 1, 1992 be adopted, approved and ratified as presented and that a copy of the Agreement of Merger and Plan be attached to this resolution and be made a permanent part of this resolution.

                       MCKERLEY HEALTH CARE CENTERS, INC.

/s/ Forrest D. McKerley                      /s/ James P. McKerley
----------------------------------------     --------------------------------------
Forrest D. McKerley Director/Stockholder     James P. McKerley Director/Stockholder

/s/ Matthew McKerley                         /s/ Joseph Stewart
----------------------------------------     --------------------------------------
Matthew McKerley Director/Stockholder        Joseph Stewart Secretary


                              MOUNTAIN CREST, INC.

/s/ Forrest D. McKerley                      /s/ James P. McKerley
----------------------------------------     --------------------------------------
Forrest D. McKerley Director/Stockholder     James P. McKerley Director/Stockholder

/s/ Matthew McKerley                         /s/ Joseph Stewart
----------------------------------------     --------------------------------------
Matthew McKerley Director/Stockholder        Joseph Stewart Secretary

                             STATE OF NEW HAMPSHIRE


Filing fee: $35.00                                                    Form No.21
Use black print or type.                                         RSA 293-A:11.05
Leave 1" margins both sides.

                                                                 FILED
                                                       EFFECTIVE JANUARY 1, 1995
                                                              DEC 30 1994
                                                          WILLIAM M. GARDNER
                                                             NEW HAMPSHIRE
                                                          SECRETARY OF STATE


                  ARTICLES OF MERGER OF DOMESTIC CORPORATIONS

                       McKerley Health Care Centers, Inc.
                             (surviving corporation)

PURSUANT TO THE PROVISIONS OF THE NEW HAMPSHIRE BUSINESS CORPORATION ACT, THE UNDERSIGNED CORPORATIONS ADOPT THE FOLLOWING ARTICLES OF MERGER FOR THE PURPOSE OF MERGING THEM INTO ONE OF SUCH CORPORATIONS:

   FIRST: The plan of merger was approved by each of the undersigned corporations in the manner prescribed by the New Hampshire Business Corporation Act. THE PLAN OF MERGER IS ATTACHED.

Name of Corporation McKerley Health Care Centers, Inc.

(Check one) A. |_| Shareholder approval was not required.

            B. |x| Shareholder approval was required. (Note 1)

Designation                                  Total no.
 (class or                                   of votes           Total no. of                            Total no. of
 series) of            No. of shares         entitled            votes cast                OR            undisputed
voting group            outstanding         to be cast        FOR           AGAINST                       votes FOR
------------           -------------        ----------     ---------      ----------                      ----------
  Common                   4258                4258          4258              0                             4258

                  ****************************************

Name of Corporation McKerley Pleasant View, Inc.

(Check one) A. |_| Shareholder approval was not required.

            B. |x| Shareholder approval was required. (Note 1)

Designation                                  Total no.
 (class or                                   of votes            Total no. of                           Total no. of
 series) of            No. of shares         entitled             votes cast               OR            undisputed
voting group            outstanding         to be cast        FOR           AGAINST                       votes FOR
------------           -------------        ----------     ---------      ----------                      ----------
  Common                   300                  300           300              0                              300

ARTICLES OF MERGER                                                    Form No.21
INTO McKerley Health Care Centers, Inc.                                  (Cont.)

   SECOND: The number of votes cast for the plan by each voting group was sufficient for approval by each voting group.

   THIRD: The aggregate number of shares, which the surviving corporation has authority to issue as a result of the merger is: 4258

   (Four Thousand Two Hundred and Fifty-Eight)

   Dated January 1, 1995

                            McKerley Health Care Centers, Inc. (Note 2)

                            By /s/ Forrest D. McKerley (Note 3)
                            -----------------------------------------------
                            Signature of its President

                            Forrest D. McKerley
                            -----------------------------------------------
                            Print or type name

                     ****************************************

                            McKerley Pleasant View, Inc. (Note 2)

                            By /s/ Forrest D. McKerley (Note 3)
                            -----------------------------------------------
                            Signature of its President

                            Forrest D. McKerley
                            -----------------------------------------------
                            Print or type name



Notes:    1.   All sections under "B." must be completed. If any voting group is entitled to vote separately, give respective information for each voting group. (See RSA 293-A:1.40 for definition of voting group.)

          2. Exact corporate names of respective corporations executing the Articles.

          3. Signature and title of person signing for the corporation. Must be signed by Chairman of the Board of Directors, President or other officer; or see RSA 293-A:1.20(f) for alternative signatures.

   Mail fee and ORIGINAL and ONE EXACT OR CONFORMED COPY to: Secretary of State, Rm. 204, State House, 107 No. Main St., Concord, NH 03301-4989

                            MERGER AGREEMENT AND PLAN

   Merger Agreement and Plan made as of January 1, 1995, between McKerley Health Care Centers, Inc., a corporation organized and existing under the laws of the State of New Hampshire, having its principal office at One Fisher Avenue, Penacook, County of Merrimack, State of New Hampshire, and McKerley Pleasant View, Inc., having its principal office at 227 Pleasant Street, Concord, County of Merrimack State of New Hampshire, organized and existing under the laws of the State of New Hampshire.


                                    RECITALS

   1. The total number of shares of stock which McKerley Health Care Centers, Inc. (Surviving Corporation) is authorized to issue is 15,000 shares, common class and assigned par value of $10.00 (ten dollars) per share; 4,258 of which have been issued to the following stockholders:

                   Forrest D. McKerley          1,611
                   James P. McKerley            1,611
                   Matthew McKerley             1,036

   2. The total number of shares of stock which the Non surviving Corporation is authorized to issue:

                   McKerley Pleasant View, Inc. 15,000 common

   3. The Boards of Directors and Stockholders of the respective corporations deem it desirable and in the best interest of the Corporations and their Shareholders that the Non surviving Corporation be merged into McKerley Health Care Centers, Inc. (Surviving Corporation).

   For the reasons set forth above, and in consideration of the mutual covenants and promises of the parties, agree, pursuant to NHRSA 293-A, that the Non surviving Corporation shall be merged into McKerley Health Care Centers, Inc. (Surviving Corporation) as a single corporation; and the parties agree to and prescribe the terms and conditions of such merger, the method of carrying it into effect. The merger is intended to qualify as a tax free reorganization under IRC Sec. 368(a)(1)(A).

                                   SECTION ONE

         MCKERLEY HEALTH CARE CENTERS, INC. TO BE SURVIVING CORPORATION

   The Non surviving Corporation shall be merged into McKerley Health Care Centers, Inc., effective January 1, 1995, (Surviving Corporation) and the corporate existence of the Non surviving Corporation shall cease and the corporate existence of McKerley Health Care Centers, Inc. shall continue under the name McKerley Health Care Centers, Inc. and the Surviving Corporation shall become the owner, without other transfer, of all the rights and property of the Non surviving Corporation, including but not limited to the rights, title and goodwill in the Non surviving Corporation corporate name in business name or service mark and McKerley Health Care Centers, Inc. (Surviving Corporation) shall become subject to all the debts and liabilities of the Non surviving Corporation in the same manner as if McKerley Health Care Centers, Inc. had itself incurred them.


                                   SECTION TWO

                                PRINCIPAL OFFICE

The principal office of McKerley Health Care Centers, Inc. shall remain the principal office of the corporation following this merger.


                                  SECTION THREE

                              OBJECTS AND PURPOSES

   The nature of the business and the objects and purposes proposed to be transacted, promoted, and carried on by the corporation following the merger, are as follows:

   The Corporation is empowered to transact any and all lawful business for which corporations may be incorporated under RSA 293-A and the principal purpose or purposes for which the corporation is organized are:

   To acquire, construct, and operate nursing homes, medical care centers and other health care facilities and any and all lawful business for which corporations may be incorporated under RSA 293-A and NH. RSA 151.

                                  SECTION FOUR

                            ARTICLES OF INCORPORATION

   The Articles of Incorporation of McKerley Health Care Centers, Inc. as amended, shall on the effective date of the merger be amended to read as follows:


                            ARTICLES OF INCORPORATION
                                       OF
                       MCKERLEY HEALTH CARE CENTERS, INC.

THE UNDERSIGNED, ACTING AS INCORPORATOR(S) OF A CORPORATION UNDER THE NEW HAMPSHIRE BUSINESS CORPORATION ACT, ADOPT(S) THE FOLLOWING ARTICLES OF INCORPORATION FOR SUCH CORPORATION:

   FIRST: The name of the corporation is McKerley Health Care Centers, Inc.

   SECOND: The period of its duration if such period is other than perpetual:
Perpetual

   THIRD: The Corporation is empowered to transact any and all lawful business for which corporations may be incorporated under RSA 293-A and the principal purpose or purposes for which the corporation is organized are:

   To acquire, construct, maintain and operate nursing homes, medical centers, sheltered care homes, retirement home, home health services and health care facilities in general and all lawful business from which corporations may be incorporated under NH RSA 293-A & NH RSA 151.

   FOURTH: The aggregate number of shares which the Corporation shall have authority to issue is:

   15,000 - Common       Par Value - $10.00

   FIFTH: The capital stock will be sold or offered for sale within the meaning of RSA 421-B. (New Hampshire Securities Act)

   SIXTH: Provisions, if any, for the limitation or denial of preemptive rights: NONE

   SEVENTH: Provisions for the regulation of the internal affairs of the corporation are:

   Located in the Articles of Incorporation and the Bylaws. Also generally by RSA 151.

   EIGHTH: The address of the initial registered office of the Corporation is P.O. Box 9018, One Fisher Avenue, Penacook, NH., 03303 and the name of its initial Registered Agent at such address is Joseph Stewart, P.O. Box 9018, One Fisher Ave., Penacook, NH 03303.

   NINTH: The number of Directors constituting the initial Board of Directors of the Corporation is 3 (three), and the names and addresses of the persons who are to serve as Directors until the first annual meeting of Shareholders or until their successors are elected and shall qualify are:

       Name                                       Address
      ------                                      -------
Forrest D. McKerley           P.O. Box 9018, One Fisher Ave., Penacook, NH 03303
James P. McKerley             P.O. Box 9018, One Fisher Ave., Penacook, NH 03303
Matthew McKerley              P.O. Box 9018, One Fisher Ave., Penacook, NH 03303


   TENTH: The name and address of each Incorporator is:

       Name                                       Address
      ------                                      -------
Forrest D. McKerley           P.O. Box 9018, One Fisher Ave., Penacook, NH 03303
James P. McKerley             P.O. Box 9018, One Fisher Ave., Penacook, NH 03303
Matthew  McKerley             P.O. Box 9018, One Fisher Ave., Penacook, NH 03303

Dated: January 1, 1995

/s/ Forrest D. McKerley
-----------------------------
Forrest D. McKerley

/s/ James P. McKerley
-----------------------------
James P. McKerley

/s/ Matthew McKerley
----------------------------
Matthew McKerley

                                  SECTION FIVE

                                     BYLAWS

   The present bylaws of McKerley Health Care Centers, Inc., insofar as not inconsistent with this Merger Agreement and Plan, shall be the bylaws of the Corporation following the merger until altered, amended, or repealed as therein provided.


                                   SECTION SIX

                        NAMES AND ADDRESSES OF DIRECTORS

   The names and addresses of the persons who shall constitute the Board of Directors of McKerley Health Care Centers, Inc., following merger, and who shall hold office until the first annual meeting of the Shareholders of McKerley Health Care Centers, Inc. following merger, are as follows:

       Directors                                   Addresses
       ---------                                   ---------
Forrest D. McKerley                      One Fisher Ave., Penacook, NH 03303
James P. McKerley                        One Fisher Ave., Penacook, NH 03303
Matthew  McKerley                        One Fisher Ave., Penacook, NH 03303

                 Officers                                            Addresses
                 --------                                            ---------
Forrest D. McKerley, Chairman of the Board               One Fisher Ave., Penacook, NH 03303
Forrest D. McKerley, President & Treasurer               One Fisher Ave., Penacook, NH 03303
James P. McKerley, Vice President                        One Fisher Ave., Penacook, NH 03303
Douglas E. Sampson, Assistant Treasurer & Asst.
Secretary, Executive Vice President                      One Fisher Ave., Penacook, NH 03303
Matthew McKerley, Vice President                         One Fisher Ave., Penacook, NH 03303
Mark McKerley, Vice President-Environmental Services     One Fisher Ave., Penacook, NH 03303
Priscilla Woodward, Vice President-Operations            One Fisher Ave., Penacook, NH 03303
Joseph Stewart, Secretary & Vice President-Legal Div.    One Fisher Ave., Penacook, NH 03303

                                  SECTION SEVEN

                           METHOD OF CONVERTING SHARES

   Immediately upon this Merger Agreement and Plan becoming effective, the shares of the Non surviving Corporations shall, retired by the Surviving Corporation.

McKerley Pleasant View, Inc. Stockholders agree to exchange their shares for equivalent shares (in value) of McKerley Health Care Centers, Inc. stock in the same proportion as their current ownership of McKerley Health Care Centers, Inc.


                                  SECTION EIGHT

                           EXTRAORDINARY TRANSACTIONS

   Neither corporation shall, prior to the effective date of the merger, engage in any activity or transaction other than in the ordinary course of business, except as contemplated by this Merger Agreement and Plan.


                                  SECTION NINE

                   SUBMISSION TO STOCKHOLDERS; EFFECTIVE DATE

   This Merger Agreement and Plan shall be submitted to the Stockholders of the constituent Corporations in the manner provided by NH RSA 293-A, and if the votes of Stockholders of each such corporations representing one hundred per cent (100%) of the total number of shares of its capital stock shall be in favor of the adoption of this Merger Agreement and Plan, it shall, subject to the provisions of Section Ten of this Merger Agreement and Plan, take effect as the Merger Agreement and Plan of the Corporations as of January 1, 1995, and after it is filed in the office of the New Hampshire Secretary of State of the State of New Hampshire together with evidence of its adoption as required by law.


                                   SECTION TEN

                              ABANDONMENT OF MERGER

   Anything to the contrary herein notwithstanding, if the Board of Directors of McKerley Health Care Centers, Inc., or the Board of Directors of the Non surviving Corporation, should determine, either before or after the meeting of the Stockholders of the respective Corporations called to vote on the adoption or rejection of this Merger Agreement and Plan, that for any legal, financial, economic, or business reason deemed sufficient by such Boards it is not in the interest of the Corporations it represents, or the Stockholders of such Corporations, or is otherwise inadvisable or impracticable to consummate the merger, such Board of Directors may abandon the merger by directing the Officers of the Corporations to refrain from executing or filing this Merger Agreement and Plan, and then this Merger Agreement and Plan shall be void and of no effect.

   In witness whereof, the Directors and Stockholders, or a majority thereof, of McKerley Health Care Centers, Inc. (Surviving Corporation), and the Directors and Stockholders, or a majority thereof of the Non surviving Corporation, have executed this Merger Agreement and Plan under their respective Corporate seals on the day and year first above written.

Corporate Seal                  MCKERLEY HEALTH CARE CENTERS, INC.

                                /s/ Forrest D. McKerley
                                ------------------------------------------------
                                Forrest D. McKerley, President

                                /s/ Forrest D. McKerley
                                ------------------------------------------------
                                Forrest D. McKerley, Director/Stockholder

                                /s/ James P. McKerley
                                ------------------------------------------------
                                James P. McKerley, Director/Stockholder

                                /s/ Matthew McKerley
                                ------------------------------------------------
                                Matthew McKerley, Director/Stockholder


Corporate Seal                  MCKERLEY PLEASANT VIEW, INC.

                                /s/ Forrest D. McKerley
                                ------------------------------------------------
                                Forrest D. McKerley, President

                                /s/ Forrest D. McKerley
                                ------------------------------------------------
                                Forrest D. McKerley, Director/Stockholder

                                /s/ James P. McKerley
                                ------------------------------------------------
                                James P. McKerley, Director/Stockholder

                                /s/ Matthew McKerley
                                ------------------------------------------------
                                Matthew McKerley, Director/Stockholder

ACTION BY UNANIMOUS CONSENT OF ALL DIRECTORS AND STOCKHOLDER OF MCKERLEY HEALTH CARE CENTERS, INC. AND ALL DIRECTORS AND STOCKHOLDERS OF MCKERLEY PLEASANT VIEW, INC.

The Undersigned, being all of the Stockholders and Directors of McKerley
Health Care Centers, Inc., a New Hampshire Corporation, and all of the Stockholders and Directors of McKerley Pleasant View, Inc. a New Hampshire Corporation do hereby unanimously consent to adoption of the following resolution without a meeting of the Board of Directors or Stockholders of the Corporations, such consent to be treated for all purposes as resolutions adopted at a duly held meeting of the Board of Directors and Stockholders of the Corporations.

RESOLVED: That the Agreement of Merger and Plan dated as of, January 1, 1995, be adopted, approved and ratified as presented and that a copy of the Agreement of Merger and Plan be attached to this resolution and be made a permanent part of this resolution.

                         MCKERLEY HEALTH CARE CENTERS, INC.

/s/ Forrest D. McKerley                      /s/ James P. McKerley
----------------------------------------     --------------------------------------
Forrest D. McKerley Director/Stockholder     James P. McKerley Director/Stockholder

/s/ Matthew McKerley                         /s/ Joseph Stewart
----------------------------------------     --------------------------------------
Matthew McKerley Director/Stockholder        Joseph Stewart Secretary


                            MCKERLEY PLEASANT VIEW, INC.

/s/ Forrest D. McKerley                      /s/ James P. McKerley
----------------------------------------     --------------------------------------
Forrest D. McKerley Director/Stockholder     James P. McKerley Director/Stockholder

/s/ Matthew McKerley                         /s/ Joseph Stewart
----------------------------------------     --------------------------------------
Matthew McKerley Director/Stockholder        Joseph Stewart Secretary